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                                                                    Exhibit 99.5

                                VOTING AGREEMENT

         THIS VOTING AGREEMENT ("Agreement") is made and entered into as of July 23, 2001 by and among Sun Catalina Holdings, LLC, a Delaware limited liability company ("Sun"), Catalina Lighting, Inc., a Florida corporation ("Catalina"), and the undersigned shareholder ("Shareholder") of Catalina.


                                    RECITALS

         WHEREAS, on the date hereof, Sun is entering into an Amended and Restated Stock Purchase Agreement (the "Stock Purchase Agreement") with Catalina, providing for the Catalina's issuance of its common stock, par value $0.01 (the "Common Stock"), to Sun;

         WHEREAS, on the date hereof, Sun is entering into an Amended and Restated Note Purchase Agreement (the "Note Purchase Agreement" and, together with the Stock Purchase Agreement, the "Purchase Agreements") with Catalina, providing for the Catalina's issuance of certain promissory notes to Sun;

         WHEREAS, Shareholder is the holder of record and the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of shares of the capital stock of Catalina indicated on the signature page of this Agreement (the "Shares"); and

         WHEREAS, as a condition to its execution and delivery of the Purchase Agreements and to induce the execution and delivery of the Purchase Agreements by Sun, Shareholder is willing to agree to vote all shares of Catalina capital stock owned by Shareholder in accordance with the terms of this Agreement, as more fully described below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement to Vote Shares. Shareholder agrees that until the earlier of (i) the date on which Shareholder no longer beneficially owns shares of capital stock of Catalina and no longer has any options, whether vested or unvested, to purchase shares of capital stock of Catalina, or (ii) July ___, 2004 (the earliest thereof being hereinafter referred to as the "Termination Date"), Shareholder shall vote all Shares owned by Shareholder at the time of such vote, and any other shares of capital stock of Catalina that Shareholder has the right to vote, whether pursuant to a voting agreement, proxy or otherwise, at any meeting of the Catalina Shareholders (whether annual or special and whether or not an adjourned meeting), or, if applicable, take action by written consent, as directed by Sun. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Shareholder further agrees that, until the shareholders of Catalina approve an increase in the authorized capitalization as set forth in Section 5.13 of the Stock Purchase Agreement, the Shareholder shall not sell or transfer any of the Shares.


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         2. Irrevocable Proxy. Concurrently with the execution of this
Agreement, Shareholder, in furtherance of the transactions contemplated hereby and by the Purchase Agreements, and in order to secure the performance by Shareholder of his duties under this Agreement, shall promptly execute, in accordance with the applicable provisions of the Florida 1989 Business Corporation Act, as amended, and deliver to Sun an irrevocable proxy, substantially in the form of Annex A hereto (the "Proxy"), and irrevocably appoint Sun or its designees, with full power of substitution, his attorney and proxy to vote, or, if applicable, to give consent with respect to, all of the Shares owned by Shareholder, and any other shares of capital stock of Catalina that Shareholder has the right to vote in respect of any of the matters set forth in, and in accordance with the provisions of Section 1. Shareholder acknowledges that the Proxy shall be coupled with an interest, shall constitute, among other things, an inducement for Sun to enter into the Purchase Agreements, shall be irrevocable and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of Shareholder. Notwithstanding any provision contained in the Proxy, the Proxy shall terminate upon the Termination Date.

         3. Representations, Warranties and Covenants of Shareholder. Shareholder hereby represents and warrants to, and covenants with, Sun as follows:

                  (a) Shareholder (i) as of the date of this Agreement, is the holder of record and beneficial owner of the Shares free and clear of any liens, claims, options, charges or other encumbrances that would interfere with the voting of the Shares or the granting of any proxy with respect thereto, (ii) as of the date of this Agreement, does not beneficially own any shares of capital stock of Catalina other than the Shares (except to the extent that Shareholder currently disclaims beneficial ownership in accordance with the Exchange Act) and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

                  (b) Between the date of this Agreement and the expiration or termination of this Agreement, Shareholder will not, and will not permit any entity under Shareholder's control to, deposit any shares of Catalina capital stock held by Shareholder or such entity in a voting trust or subject any shares of Catalina capital stock held by such Shareholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Sun.

                  (c) This Agreement constitutes the legal, valid and binding obligation of Shareholder. Neither the execution of this Agreement by Shareholder nor the consummation of the transactions contemplated herein will violate or result in a breach of (i) any provision of any trust, charter, partnership agreement or other charter document applicable to Shareholder, (ii) any agreement to which Shareholder is a party or by which Shareholder is bound,
(iii) any decree, judgment or order to which Shareholder is subject, or (iv) any law or regulation now in effect applicable to Shareholder.

         4. Adjustments; Additional Shares. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of Catalina on, of or affecting the Shares or (b) that Shareholder shall become the beneficial owner of any additional shares of capital stock or other securities of Catalina entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1, then the terms of this Agreement shall apply to the shares of capital stock or other instruments or documents held by Shareholder immediately following the effectiveness of the events described

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in clause (a) or Shareholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Shares hereunder.

         5. Termination. Notwithstanding any other provision contained herein, this Agreement and the Proxy, and all obligations of Shareholder hereunder and thereunder, shall terminate upon the Termination Date

         6. Legend. Concurrently with the execution of this Agreement, Shareholder is surrendering to Catalina the certificates representing the Shares, and is hereby requesting the following legend be placed on the certificates representing such Shares and shall request such legend remain thereon until the Termination Date:

         "THE SHARES OF CAPITAL STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, DATED AS OF JULY __, 2001, BETWEEN SHAREHOLDER AND SUN CATALINA HOLDINGS, LLC WHICH AGREEMENT SUBJECTS THE SHARES TO AN IRREVOCABLE PROXY IN ACCORDANCE WITH THE PROVISIONS OF THE FLORIDA 1989 BUSINESS CORPORATION ACT, AS AMENDED."

         In the event Shareholder shall become the beneficial owner of any additional shares of Common Stock or other securities (whether by the exercise of options or otherwise) entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1, Shareholder shall, upon acquiring such beneficial ownership, surrender to Catalina the certificates representing such shares or securities and request the foregoing legend be placed on such certificates and remain thereon until the Termination Date. Shareholder shall provide Sun with satisfactory evidence of his compliance with this Section 6 on or prior to the date ten (10) business days after the execution hereof or of the request relating to Shareholder's Proxy, as the case may be.

         7. Specific Performance. Shareholder acknowledges the agreements contained in this Agreement are an integral part of the transactions contemplated by the Purchase Agreements, and, without these agreements, Sun would not enter into the Purchase Agreements, and acknowledges damages would be an inadequate remedy for any breach by him of the provisions of this Agreement. Accordingly, Shareholder and Sun each agree the obligations of the parties hereunder shall be specifically enforceable and neither party shall take any action to impede the other from seeking to enforce such right of specific performance.


         8. Notices. All notices, demands, requests, Consents, approvals or other communications (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next business day following delivery of such notice to a reputable air courier service.

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                  To Catalina:        Catalina Lighting, Inc.
                                      18191 NW 68th Avenue
                                      Miami, Florida 33015
                                      Attention: Robert Hersh
                                      Telefax: (305) 827-3994


                  with a copy to:     Gibson, Dunn & Crutcher LLP
                                      1050 Connecticut Avenue, N.W.
                                      Washington, DC 20036
                                      Attention: John F. Olson, Esquire or
                                      Ronald O. Mueller, Esquire
                                      Telefax: (202) 467-0539

                                      and

                                      J. Parker Ailstock, PA
                                      2615 N.W. 5th Place
                                      Gainesville, Florida 32607
                                      Telefax: (352) 378-5879

                  To Sun:

                                      Sun Catalina Holdings, LLC
                                      c/o Sun Capital Partners, Inc.
                                      5355 Town Center Road
                                      Suite 802
                                      Boca Raton, Florida 33486
                                      Attention: Marc J. Leder, Rodger R. Krouse and C. Deryl Couch, Esq.
                                      Telefax: (561) 394-0540

                                      with a copy to:

                                      Morgan, Lewis & Bockius LLP
                                      One Oxford Centre, Thirty-Second Floor
                                      301 Grant Street
                                      Pittsburgh, PA   15219
                                      Attention: David A. Gerson, Esq.
                                      Telefax: (412) 560-3399

                  To Shareholder:     To the address listed on the signature
                                      page hereto.

         9. Miscellaneous.

                  (a) Binding Effect; Survival. This Agreement shall become effective as to Shareholder at the time Shareholder executes and delivers this Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

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                  (b) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to agreements made and to be performed entirely within such State.

                  (c) Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement.

                  (d) Effect of Headings. The section headings herein are for convenience of reference only and shall not affect the construction hereof.

                  (e) Additional Agreements; Further Assurance. Subject to the terms and conditions herein provided, Shareholder agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. Shareholder will provide Sun with all documents which may reasonably be requested by Sun and will take reasonable steps to enable Sun to obtain all rights and benefits provided it hereunder.

                  (f) Amendment; Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by Sun and Shareholder, in the case of an amendment, or by the party which is the beneficiary of any such provision, in the case of a waiver or a consent to depart therefrom.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

                                     SUN CATALINA HOLDINGS, LLC


                                     By: _____________________________
                                     Name:
                                     Title:

                                     CATALINA LIGHTING, INC.


                                     By: _____________________________
                                     Name:
                                     Title:


                                     SHAREHOLDER


                                     -------------------------------


                                     Shareholder's Address for Notice:

                                     -------------------------------

                                     -------------------------------

                                     -------------------------------


                                     Number of Shares owned beneficially:

                                     ------------------------------


                                     Number of Shares owned of record
                                     (if different from above):

                                     ------------------------------



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                                     ANNEX A

                                IRREVOCABLE PROXY

         In order to secure the performance of the duties of the undersigned pursuant to the Voting Agreement, dated as of July 23, 2001 (the "Voting Agreement"), between the undersigned, Catalina Lighting, Inc., a Florida corporation, and Sun Catalina Holdings, LLC, a Delaware limited liability company ("Sun"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints _________ and ________, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned and in the name, place and stead of the undersigned, in respect of any of the matters set forth in Section 1 of the Voting Agreement, to vote or, if applicable, to give written consent, in accordance with the provisions of said Section 1 and otherwise act (consistent with the terms of the Voting Agreement) with respect to all shares of Common Stock, par value $0.01 per share (the "Shares"), of Catalina Lighting, Inc., a Florida corporation ("Catalina"), whether now owned or hereafter acquired, which the undersigned is or may be entitled to vote at any meeting of Catalina held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is given in consideration of the certain Amended and Restated Note Purchase Agreement and the certain Amended and Restated Stock Purchase Agreement, each dated as of July __, 2001, by and between Catalina and Sun, and as such is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke any prior proxy as to the Shares heretofore granted by the undersigned. This proxy shall terminate on the Termination Date (as defined in the Voting Agreement). This Proxy has been executed in accordance with the Florida General Corporation Act.



Dated: July __, 2001


SHAREHOLDER

____________________________________



Shares beneficially owned by Shareholder: ___________________

Shares owned of record by Shareholder: ___________________